Annual Investor Conference th Friedman, Billings, Ramsey & Co. Inc. 10

Who We Are……..
Big Enough to Deliver; Small Enough to Care

(deposits as of 9/30/03)

$6.3 BN Deposits	206 Branches
• NJ / Statewide	100
• NY / NYC and North	36
• CT / Greenwich to Hartford	45
• PA / Philadelphia MSA	25


New York
Sullivan
Ulster
Dutchess
Orange
Putnam
Westchester
Rockland
Connecticut
Hartford
Middlesex
New Haven
Fairfield
Sussex
Passaic
Bergen
Warren
Morris
Essex
Hudson
NYC
Union
Hunterdon
Somerset
Middlesex
Pennsylvania
Monmouth
Mercer
New Jersey
Montgomery
Philadelphia
Chester
Delaware
Burlington
Ocean
Camden
Gloucester
Salem
Atlantic
Cumberland

The Customer Experience

- Full Product Line
- High Service
- High Touch
- Quick Response
- CEO Access

- •Population of 16 Million
- •Deposits of $320 Billion
- •Many Small Businesses
- •Household Income of $60,000

1

• 2 • 1.49% 3Q • 02 • Assets 1.45% 3Q • 01 • Average 1.39% 3Q • 1.50% 0.75% • on • 03 • 28.18% 3Q • 02 • Return 25.43% 3Q • 01 • Equity 25.49% 3Q • 30.00% 15.00% • Average margin income plus: on markets loan/deposit interest fee control management Returns net High Attractive Favorable mix High Increasing Expense Capital • Return • • • • •

3 Our Focus is on High Growth High Profit Areas of our Business

• 4 • Outlook business Premiums No company • Years income or Growth • and Low • Recent fee at finance FDIC EPS in and and the Internal opportunities Size premium from to Growth deposits unique in Supplement accretive Internal loans, Small insurance business be portfolios to Parameters, on core creates Were an income relationships capabilities will card agency in HU they fee Focused merger by Flatiron credit / Acquisitions that realized of insurance customer product Primarily A/Fleet label deposits add add believe of Acquisitions acquisition novo Consider they they we increases B private CBC de if if if Acquisition Have—- Recent—-—- Will—- -We We • •

• 5 • / Features / rate maturities Year 2003 balances credits participations coverage variable /short 3Q national flow other Past occupied caps Features/Credit average purchased LTV/ cash or Rate shared rate Over small no few low high owner Prime no • Business Loan • • • • • Rate Growth • Priority Growth Annualized collateral/ • 10% footprint • 12% our provide in manager to •located •owner- •multi-generational •willing • a Loans • is • Lending Commercial • Market to • Balances • service • Middle Deposit for • /fees / deposits 10/31/03) Profile guarantees service • of Commercial full • Commercial as Customer personal wants compensating • (Balances 26%

6 Real Estate) (C/O as        % of balances) 0.07% 3Q03 0.09% 2Q03 0.07% 1Q03 0.10% 4Q02 Lending Historical Charge-Offs 0.15% 3Q02 0.07% 2Q02 (includes both C&I and Comm’l 0.76% 1Q02 Commercial 1.00% 0.50%

Credit Card Loan Niche - "Shopper's Charge Accounts"
($333 M at 9/30/03)

8% Annual Growth in 2003 Credit Card Fee Income
14% Yield for 3Q 2003
9% Annualized Growth Rate 3Q 2003

Customer Profile-Merchant

- 110 active merchants / 10,000 stores nationwide
- wants full service /high touch/ willing to pay for service

Customer Profile-Consumer

- FICO score of 720+/ seasoned borrowers
- store purchases only/no credit lines/ not a VISA card

Loan /Credit Features

- management team from Macy's/ Sears
- full yields and fees / no teaser rates
- average balance of $775
- short maturity/ high cash flow

7

8 (C/O as        % of balances) 1.68% 3Q03 1.87% 2Q03 1.97% 1Q03 1.80% 4Q02 1.76% 3Q02 2.05% 2Q02 Credit Card Historical Charge-Offs 2.04% 1Q02 2.00% 1.00%

• 9 • Year unearned rate Acquisition Past 10/31/03 fixed remaining premiums Over at Features maturity by Company Income Balances Loan short •Secured insurance • Net Loan finance • Credit in • Growth Million premium nation • $250 insurance nation customers out Flatiron 175% in business through largest • Profile th company • •small •located

Data 424% 1.55% 680% 96% 10 Quality at 9/30/03 Preprovision Asset of NPLs of Loans at 9/30/03 Income as        % of Provision COs as        % ofProvision forYTD 9/2003 Other Allowance as        % Allowance as        % Pretax, 1.25% 0.63% $17.1 9/03 Disposition $15.9 6/03 $16.3 3/03 Sale/Accelerated $16.7 12/02 $18.4 9/02 Bulk $18.6 6/02 After Non-Performing Loans and OREO $18.5 3/02 % of Loans & ORE $47.9 12/01 Favorable NPAs/ Asset Quality Trends ($            millions) $55.3 9/01 $60.0 $30.0

• 11 •        % as Assets • 79% 09/03 • Deposits of Checking •        % Interest as Deposits Deposits 21% 52% Non Now/Savings/MMDA • 73% 09/03 • Mix of • Core • Deposit 100% 50% •        % in 0.81 • Deposits of Offices Discipline Standards Emphasis Management of 2003 Focus New Attractive Cost Q3 •Pricing Service Internal •Few •Selling •Improved • An

12 75% NIM of 3.90% in 2003 Q3 NIM of 4.02% for 10/31/03 Loan to Deposits at 10/31/03 $6.3 Deposits 79% $4.4 Loans 55% $2.9 Investments 37% Earnings Leverage From Our Loan and Deposit Mix ($            billions) $7.0 $3.5 % of Assets

13 1) 4 . 1.2 . $72.8 (6.5) 30.3 (1 $38.7 (8.3) 30 (58.0) $ $0.68/share Income Statement -2003 Q3 Net Interest Income Provision Non-Interest Income Securities Gains Operating Expense Intangible Amortization Pretax Income Tax Provision Net Income EPS HU of 56.66% Power •Efficiency* •ROE of 28.18% Hudson United—($millions) Earnings •NIM of 3.90% •Non-Interest Income 29% •ROA of 1.49% * Noninterest expense divided by the sum of noninterest income and net interest income

14 Is Diversified $9.7 7.0 3.2 1.9 1.5 1.2 .9 .7 4.2 $30.3 Components in 3 Q 2003 Retail Service Fees ATM/Debit Card Fees •Separate Account BOLI Non-Interest Income (excluding securities gain/losses) • •Credit Card Fees •Loan Fees • •Merchant Fees •International Fees •Trust income •All Other •Total

15 56.7% $118.2 Q3/Q4** 2003 55.2% $111.1 Q1/Q2 2003 ** Q4 projected from Q3 levels 56.4% $116.3 Q3/Q4 2002 56.2%* $109.4* Q1/Q2 2002 *represents non-GAAP information for GAAP information please refer to pg 22 Efficiency(1) expense divided by the sum of noninterest income and net interest income In •Overtime What We Have Not Done •No Layoffs •No Branch Closings •No Divestitures Trend in Operating Expenses $            in millions Cost Reductions Realized •Telephone •Supplies •Marketing (1)Noninterest

& Delaware 16 Internal Reit Subsidiaries Tax Credit Utilization from LGP Acquisition Factors Contributing GSE PreferredStocks Separate Account BOLI Successful Management of Effective Tax Rate ESOP Loans

EPS 17 54 63 67 0.45 0.49 . . . 0.45 0.46 0.51 0 2.00 0.55* 0.56 0.60 0 2.34 0.63 0 $2.63 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 0.65 Q3 0.68 Q4 Linked Quarter Actual/Consensus 2000 2001 2002 2003 CE 6% information please refer to pg. 22 15%* Q4 EPS *represents non-GAAP information for GAAP 20%* (2000 to 2003) 13% 18% Q3 (2000 to 2003) 13% Actual/Consensus Quarter 16% Q2 (2001 to 2003) 14% Comparable 15% 20% Q1 (2001 to 2003) Indicates consensus estimate Growth in Comparable and Linked Quarter EPS $0.70 $0.35

Consensus** Estimate 18 $0.67 $0.68 $0.65 2003 release. *represents non-GAAP information for GAAP information please refer to pg. 22 $0.63 $0.63 Better Than Consensus $0.60 2002 $0.56 $0.55* The use of these estimates does not imply that $0.54 $0.51 2001 $0.49 (diluted earnings per share) Indicates consensus estimate $0.46 In Line With Consensus in this presentation. Hudson has adopted any of these estimates. Hudson did indicate comfort with Favorable EPS Growth ** Estimates are derived from SNL Financial and First Call from analysts listed the 2003 estimate for the entire year in its third quarter press

19 millions) 0.5 2003 Price (in 1.3 2002 Purchase Repurchased 2.3 2001 $23 Average Shares (4 million shares still authorized to be repurchased) No specific plans to repurchase shares 9.4 2000 10.0 5.0 86 BP 85 BP 22 BP 1BP YTD 2003Change ( 5%) 6% YTD 2003Change—-9/03 13.93% 8.72% 6.04% 23% 9/03 1.28 10.22 BBB BBB- Ratios Statistics Ratings Tier II Leverage Trust Preferred Balanced Approach to Capital Management Capital Tier I Other Double Leverage BV/share Credit •Senior •Subordinated

20 $1.18 2003 $1.10 2002 $1.01 2001 $0.91 2000 Annual Dividends Paid $0.88 1999 of 22% $0.78 1998 $0.65 1997 Current Dividend Yield 3.3% ( stock price as of 11/20/2003) Compound Dividend Growth $0.57 1996 $0.48 1995 $0.19 1994 Dividend Growth – $0.16 1993 Adjusted for Stock Splits and Stock Dividends $1.20 $0.60

21 Healthy Dividend Yield Consistent EPS Growth High Returns to Shareholders Loans Deposits Fee Businesses Our Value Proposition Franchise Value in—- - High ROE / ROA Hudson United—Strong Asset Quality

22 0 53.7% results YTD 79,371 $303,459 22,500 167,810 $113,149 35,434 $77,715 $1.71 $224,088 Operating 02 0 7,500 $0.55 52.5% 1Q $71,562 25,583 $97,145 52,784 $36,861 11,796 $25,065 0 0 Adjustments $ 77,000 $77,000 21,333 21,490 $34,177 16,961 $17,216 $0.38 million cash payment received from Dime Bancorp, Inc. the uncompleted merger of the Company and Dime; an 22,500 21,333 52,395 $2.09 48.5% YTD $224,088 156,371 $380,459 189,300 $147,326 $94,931 1stQ 2002 and YTD September 30, 2002 Actual 02 $71,562 102,583 7,500 21,333 74,274 28,757 $42,281 $0.93 41.7% 1Q $174,145 $71,038 results of 2002 included a $77.0 representing the final termination payment relating to Analysis of EPS for (selected financial information) ($000) Portfolio loans Accelerated disposition Net Interest Income Noninterest Income Total Revenues Loan Loss Provision: • • Operating expenses Pretax income Tax expense Net income EPS Efficiency The first nine months and 1stQ (“Dime”) additional $21.3 million provision for loan and lease losses relating to the accelerated disposition of certain nonperforming commercial and industrial loans; and also $21.5 million of certain expenses.

Hudson assumes 23 Those statements are not the results the forward-looking statements contemplate can be found in Hudson’s press More complete financial information is available on the SEC’s website at and at Hudson’s website at www.hudsonunitedbank.com. Forward-Looking Information Today’s presentation does contain forward-looking statements regarding the financial condition, results of operations and business of Hudson. historical facts and may include expressions about Hudson’s confidence and strategies, management’s expectations about earnings, new and existing programs and products, relationships, opportunities, technology and market conditions. These forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from the results the forward-looking statements contemplate. Written information concerning factors that could cause results to differ materially from release on its third quarter 2003 earnings, Hudson’s Form 10K for the year ended December 31, 2002, as well as in Hudson’s other recent SEC filings. no obligation for updating its forward-looking statements at any time. This presentation contains certain selected financial information of Hudson United Bancorp. www. sec.gov

Company’s Q 2002 and YTD This presentation contains financial information determined by methods other than in accordance with U.S. generally accepted accounting principals (“GAAP”). These measures typically adjust GAAP performance measures to exclude the effects of The st More complete financial information is available on the SEC’s website at and at Hudson’s website at www.hudsonunitedbank.com. Non-GAAP Measures charges and expenses related to certain items, including gains or losses, that are unusual in nature or are associated with mergers and acquisitions. management feels that it is necessary to discuss certain items in this manner to give a more meaningful assessment of the Company’s performance because of certain income and expense items that occurred in the first quarter of 2002 related to the Dime merger termination (see paragraph on page 22 “Analysis of EPS for 1 September 30, 2002”). This presentation contains certain selected financial information of Hudson United Bancorp. www. sec.gov